                           SCHEDULE 14A INFORMATION
                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, For Use of the Commission Only
                                    (as permitted by Rule 14a-6(e) (2))

[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under Rule 14a-12

                                ING Funds Trust
------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)
------------------------------------------------------------------------------
   (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (4) and 0-11.

1)  Title of each class of securities to which transaction applies:
2)  Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
4)  Proposed maximum aggregate value of transaction:
5)  Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1. Amount Previously Paid:
    2. Form, Schedule or Registration Statement No.:
    3. Filing Party:
    4. Date Filed:  ING Funds Trust

                                ING Funds Trust
                        7337 East Doubletree Ranch Road
                             Scottsdale, AZ  85258
                                (800) 992-0180
                               January 22, 2001

Dear Shareholder:

     The Board of Trustees of the ING Funds Trust (the "Trust") has called a Special Meeting of Shareholders of each operational series of the Trust (the "Funds"), scheduled to be held at 1:00 p.m., local time, on February 22, 2001, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     On September 1, 2000, ING Groep N.V., the indirect parent company of ING Mutual Funds Management Co. LLC, the investment adviser to the Funds, acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc., the investment adviser to the Pilgrim Funds, a family of registered open-end investment companies (mutual funds). As a result of this acquisition, the ING Funds and the Pilgrim Funds are to be consolidated into a single family of mutual funds. In order to provide uniformity across the Boards of Directors/Trustees of all of the Pilgrim/ING Funds, the Board of Trustees of the Trust has nominated a new slate of Trustees.

     At the shareholder meeting, you will be asked to elect nine Trustees of the Trust. In addition, you will be asked to ratify the selection of Ernst & Young LLP as independent auditors for the Funds' current fiscal year.

     In connection with the consolidation of the ING Funds and the Pilgrim Funds into a single fund family, management of ING Funds and the Pilgrim Funds are proposing the reorganization of a number of the ING Funds and the Pilgrim Funds that they believe have similar or compatible investment policies. Shareholders of each ING Fund which is proposed to be consolidated into a Pilgrim Fund will receive a separate Proxy Statement/Prospectus and Proxy Card requesting their vote on this matter. The Proxy Statement/Prospectus describes the proposed reorganization and includes important information about the relevant Pilgrim Fund.

     Please note that the enclosed Proxy Statement and Proxy Card relate only to the election of Trustees of the Trust and the ratification of the selection of Ernst & Young LLP as independent auditors. Your vote is important regardless of the number of shares you own. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received by no later than February 21, 2001.

     We appreciate your participation and prompt response in this matter and thank you for your continued support.

                              Sincerely,

                              /s/ Robert W. Stallings
                              President

                                ING Funds Trust

ING Small Cap Growth Fund              ING Tax Efficient Equity Fund
ING Mid Cap Growth Fund                ING Intermediate Bond Fund
ING Large Cap Growth Fund              ING High Yield Bond Fund
ING Focus Fund                         ING National Tax-Exempt Bond Fund
ING Growth & Income Fund               ING Global Information Technology Fund
ING International Equity Fund          ING Global Communications Fund
ING Global Brand Names Fund            ING Internet Fund
ING Emerging Markets Equity Fund       ING European Equity Fund
ING International Bond Fund            ING Money Market Fund
                          (collectively, the "Funds")


                NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE
                           HELD ON FEBRUARY 22, 2001

To the Shareholders of the Funds:

     A Special Meeting of Shareholders of the Funds (the "Meeting") will be held on February 22, 2001 at 1:00 p.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purposes:

     1. To elect nine Trustees of the Trust to serve until their successors are elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Funds for the fiscal year ending October 31, 2001; and

     3. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

     Shareholders of record at the close of business on December 26, 2000 are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. If you are present at the Meeting, you may change your vote, if desired, at that time.

                              By Order of the Board of Trustees

                              /s/ James M. Hennessy, Secretary

Dated:  January 22, 2001

                                ING Funds Trust
                                 (the "Trust")

ING Small Cap Growth Fund                 ING Tax Efficient Equity Fund
ING Mid Cap Growth Fund                   ING Intermediate Bond Fund
ING Large Cap Growth Fund                 ING High Yield Bond Fund
ING Focus Fund                            ING National Tax-Exempt Bond Fund
ING Growth & Income Fund                  ING Global Information Technology Fund
ING International Equity Fund             ING Global Communications Fund
ING Global Brand Names Fund               ING Internet Fund
ING Emerging Markets Equity Fund          ING European Equity Fund
ING International Bond Fund               ING Money Market Fund

                 (each a "Fund" and collectively, the "Funds")

                                PROXY STATEMENT

        Special Meeting of Shareholders to be held on February 22, 2001

     A Special Meeting of Shareholders of the Funds (the "Meeting") will be held on February 22, 2001 at 1:00 p.m., local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 for the following purposes:

     1. To elect nine Trustees of the Trust to serve until their successors are elected and qualified;

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Funds for the fiscal year ending October 31, 2001; and

     3. To transact such other business as may properly come before the Meeting of Shareholders or any adjournments thereof.

Solicitation of Proxies

     Solicitation of proxies is being made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about January 22, 2001. Shareholders of the Funds whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, officers of the Trust and employees of ING Mutual Funds Management Co. LLC and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communication.

     A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Trust a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each of the proposals and may vote in their discretion with respect to other matters not now known to the Board of Trustees of the Trust that may be presented at the Meeting.

Shareholder Reports

     The Trust will furnish, without charge, a copy of the Annual Report of the Trust as of October 31, 2000 on request. Requests for such report should be directed to the Trust at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258, or by calling (800) 992-0180.

                                 PROPOSAL NO. 1
                              ELECTION OF TRUSTEES

     The Board of Trustees of the Trust has nominated nine individuals (the "Nominees") for election to the Board. Two of the Nominees, Mr. Blaine E. Rieke and Mr. Richard A. Wedemeyer, currently serve as Trustees of the Trust. Shareholders are being asked to elect the Nominees to serve as Trustees, each to serve until his or her successor is duly elected and qualified. Pertinent information about each Nominee is set forth below. Each Nominee has consented to serve as a Trustee if elected.

     On September 1, 2000, ING Groep, N.V., the indirect parent company of ING Mutual Funds Management Co. LLC, the investment adviser to the Funds (the "Investment Manager"), acquired ReliaStar Financial Corp., the indirect parent company of ING Pilgrim Investments, Inc., the investment adviser to the Pilgrim Funds, a family of registered open-end investment companies (mutual funds). As a result of the acquisition, the investment companies advised by the Investment Manager (the "ING Funds") and the Pilgrim Funds are to be consolidated into a single family of mutual funds. The Nominees are being nominated to provide uniformity across the Boards of Directors/Trustees of all of the Pilgrim/ING Funds. In evaluating the Nominees, the Trustees took into account their background and experience, including their familiarity with the issues relating to these types of funds and investments as well as their careers in business, finance, marketing and other areas. The Trustees also considered the experience of the Nominees as trustees or directors of certain of the Pilgrim Funds.

Information Regarding Nominees

     Below are the names, ages, business experience during the past five years and other directorships of the Nominees. An asterisk (*) has been placed next to the name of each Nominee who is deemed an "interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), by virtue of that person's affiliation with the Trust or any of the Funds' investment advisers or their affiliates. The mailing address of each Trustee is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

Paul S. Doherty.  (Age 66). President of Doherty, Wallace, Pillsbury and Murphy,
---------------
P.C., Attorneys.  Mr. Doherty was formerly a Director of Tambrands,

Inc. (1993 -1998). Mr. Doherty is also a director or trustee of each of the Pilgrim Funds.

Alan L. Gosule.  (Age 60).  Partner of Clifford Chance Rogers & Wells LLP (since
--------------
1991). Mr. Gosule is a Director of F.L. Putnam Investment Management Co., Inc, Simpson Housing Limited Partnership, Home Properties of New York, Inc., and Colonnade Partners. Mr. Gosule is also a director or trustee of each of the Pilgrim Funds.

Walter H. May.  (Age 64).  Retired.  Mr. May was formerly Managing Director and
-------------
Director of Marketing for Piper Jaffray, Inc. Mr. May is also a director or trustee of each of the Pilgrim Funds.

* Thomas J. McInerney.  (Age 44).  General Manager and Chief Executive Officer
  -------------------
of ING U.S. Worksite Financial Services (since December 2000). Mr. McInerney was formerly President of Aetna Financial Services (August 1997 - December 2000), head of National Accounts and Core Sales and Marketing for Aetna U.S. Healthcare (April 1996 - March 1997), head of Corporate Strategies for Aetna Inc. (July 1995 - April 1996), and held a variety of line and corporate staff positions since 1978. Mr. McInerney is a member of the Board National Commission on Retirement Policy, the Governor's Council on Economics Competitiveness and Technology of Connecticut, the Board of Directors of the Connecticut Business & Industry Association, the Board of Trustees of The Bushnell, the Board for The Connecticut Forum, and the Board of the MetroHartford Chamber of Commerce, and is Chairman of Concerned Citizens for Effective Government. Effective February 26, 2001, Mr. McInerney will become a director or trustee of each of the Pilgrim Funds.

Jock Patton.  (Age 55).  Private Investor.  Mr. Patton is a Director of Hypercom
-----------
Corporation (since January 1999), JDA Software Group, Inc. (since January 1999), Buick of Scottsdale, Inc., National Airlines, Inc., BG Associates, Inc., BK Entertainment, Inc., Arizona Rotorcraft, Inc. and Director and Chief Executive Officer of Rainbow Multimedia Group, Inc. Mr. Patton was formerly Director of Stuart Entertainment, Inc., Director of Artisoft, Inc. (August 1994 - July 1998) and President and co-owner of StockVal, Inc. (April 1993 - June 1997). Mr. Patton is also a director or trustee of each of the Pilgrim Funds.

David W.C. Putnam.  (Age 61).  President and Director of F.L. Putnam Securities
-----------------
Company, Inc. and affiliates. Mr. Putnam is Director of Anchor Investment Trusts, the Principled Equity Market Trust, and Progressive Capital Accumulation Trust. Mr. Putnam was formerly Director of Trust Realty Corp. and Bow Ridge Mining Co. Mr. Putnam is also a director or trustee of each of the Pilgrim Funds.

Blaine E. Rieke. (Age 67).  General Partner of Huntington Partners (1997 -
---------------
present). Mr. Rieke was formerly Chairman and Chief Executive Officer of Firstar Trust Company (1973 - 1996). Mr. Rieke is currently the Chairman of the

Board and a trustee of each of the ING Funds. Effective February 26, 2001, Mr. Rieke will also become a director or trustee of each of the Pilgrim Funds.

*John G. Turner.  (Age 61).  Trustee and Vice Chairman of ING Americas. Mr.
 --------------
Turner was formerly Chairman and Chief Executive Officer of ReliaStar Financial Corp. and ReliaStar Life Insurance Co. (1993 - 2000), Chairman of ReliaStar United Services Life Insurance Company and ReliaStar Life Insurance Company of New York (1995 - 2000), Chairman of Northern Life Insurance Company (1992 -
2000), and Chairman and Director/Trustee of the Northstar affiliated investment companies (1993 - 2000). Mr. Turner was formerly Director of Northstar Investment Management Corporation and affiliates (1993 - 1999). Mr. Turner is also Chairman of each of the Pilgrim Funds.

Richard A. Wedemeyer.  (Age 64).  Vice President of The Channel Corporation
--------------------
(1996 - present). Mr. Wedemeyer was formerly Vice President of Performance Advantage, Inc. (1992 - 1996), and Vice President, Operations and Administration, of Jim Henson Productions (1979 - 1997). Mr. Wedemeyer is a trustee of the First Choice Funds. Mr. Wedemeyer is a trustee of each of the ING Funds. Effective February 26, 2001, Mr. Wedemeyer will also become a director or trustee of each of the Pilgrim Funds.

Committees

     The Board of Trustees of the Trust has an Audit Committee whose function is to meet with the independent auditors for the Trust to review the scope of the Trust's audit, the Trust's financial statements and internal accounting controls, and to meet with management concerning these matters, among other things. The Audit Committee for the Trust currently consists of the following members, each of whom is not considered an "interested person" as defined in the Investment Company Act ("Independent Trustee"): Joseph N. Hankin, Jack D. Rehm, Blaine E. Rieke and Richard A. Wedemeyer. During the year ended October 31, 2000, the Audit Committee met two times.

     The Board of Trustees of the Trust has a Nominating Committee for the purpose of considering candidates to fill Independent Trustee vacancies on the Board and for the purpose of considering the compensation of the Independent Trustees. The Trust currently does not have a policy regarding whether the Nominating Committee will consider nominees recommended by shareholders of the Trust. The Nominating Committee for the Trust currently consists of the following members, each of whom is an Independent Trustee: Joseph N. Hankin, Jack D. Rehm, Blaine E. Rieke and Richard A. Wedemeyer. During the year ended October 31, 2000, the Nominating Committee met one time.

     The Board of Trustees of the Trust has a Valuation Committee for the purpose of considering valuation issues related to securities held by the Funds. The Valuation Committee for the Trust currently consists of the following members, each of whom is an Independent Trustee: Joseph N. Hankin, Jack D. Rehm, Blaine E. Rieke and Richard A.

Wedemeyer. During the year ended October 31, 2000, the Valuation Committee did not meet.

Remuneration of Trustees and Officers

     The Trust currently pays each Independent Trustee an annual retainer of $10,000 and a fee of $1,667 for each Board meeting and Board committee meeting of the Trust attended. The Chairman of the Board receives from the ING Fund complex an additional $1,000 per meeting of the Board of the Trust and/or joint meeting of the Boards of the Trust and the ING Variable Insurance Trust (the "Insurance Trust"). Trustees are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

     The following table sets forth the aggregate compensation payable by the Trust and the total compensation payable by all other investment companies in the ING Fund complex for which such person is a Board member (the number of which is set forth in parentheses next to the Trustee's total compensation) to each of the current Trustees of the Trust for the fiscal year ended October 31, 2000. Trustees who are "interested persons" of the Trust do not receive any compensation from the Trust.


                                  Aggregate         Pension or Retirement
                              Compensation from      Benefits Accrued As         Estimated Annual      Total Compensation from Fund
Name of Person, Position            Trust           Part of Fund Expenses    Benefits Upon Retirement   Complex Paid to Trustees***
--------------------------------------------------------------------------------------------------------------------------------
John Pileggi*                        $0                        $0                        $0                       $0(2)
Former Chairman of the Board
 and Trustee
--------------------------------------------------------------------------------------------------------------------------------
Joseph N. Hankin
Trustee                         $19,592.00                     $0                        $0                  $27,929.01(2)
--------------------------------------------------------------------------------------------------------------------------------
Jack D. Rehm
Trustee                         $19,592.00                     $0                        $0                  $27,929.01(2)
--------------------------------------------------------------------------------------------------------------------------------
Blaine E. Rieke**
Chairman of the Board/Trustee  $22,434.05                      $0                        $0                  $31,192.09(2)
--------------------------------------------------------------------------------------------------------------------------------
Richard A. Wedemeyer
Trustee                        $17,925.00                      $0                        $0                  $25,845.01(2)
--------------------------------------------------------------------------------------------------------------------------------

  * Mr. Pileggi resigned as Chairman of the Board and a Trustee of the Trust effective September 15, 2000. Mr. Pileggi was deemed an interested person because of his affiliation with the Investment Manager.

** Mr. Rieke was appointed Chairman of the Board of the Trust, effective September 15, 2000.

*** Each Trustee also serves on the Board of Trustees of the Insurance Trust.
    The Insurance Trust is composed of 8 separate series, only one of which has commenced operations as of the date of this proxy statement.

     During the fiscal year ended October 31, 2000, the Board of Trustees held four regular and three special meetings. Each Trustee attended at least 75% of the aggregated total number of meetings of the Board of Trustees and meetings held by all committees of the Board on which he served.

     It is expected that Mr. Hankin and Mr. Rehm will resign as Trustees of the Trust, effective February 26, 2001. The Investment Manager has adopted a plan pursuant to which the Investment Manager (and not the ING Funds) will compensate each of these resigning Trustees, in an amount equal to two times the Trustee's annual compensation, for their service on the Boards of each of the ING Funds since the inception of the Funds.

Vote Required

     A plurality of the shares of the Trust voting at the Meeting is required to approve the election of each Nominee.

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Funds vote "FOR" each of the Nominees under Proposal No. 1.

                                 PROPOSAL NO. 2
          RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC AUDITORS

     Shareholders of the Funds are being asked to ratify the selection of the accounting firm of Ernst & Young LLP to act as the independent auditors for the Funds for the fiscal year ending October 31, 2001.

     At a meeting of the Board held on November 16, 2000, the Board of Trustees of the Trust, including a majority of the Independent Trustees, as well as the Trustees who are members of the Audit Committee, selected Ernst & Young LLP to act as the independent auditors for the current fiscal year.

     Ernst & Young LLP has advised the Trust that it is an independent auditing firm and has no direct financial or material indirect financial interest in the Trust. Representatives of Ernst & Young LLP are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available telephonically should any matter arise requiring their participation.

Vote Required

     The affirmative vote of a majority of the shares of the Trust voting at the Meeting is required to approve this Proposal No. 2.

The Board of Trustees, including a majority of the Independent Trustees, recommends that you vote "FOR" this Proposal No. 2.

                              GENERAL INFORMATION

Other Matters to Come Before the Meeting

     Management of the Trust does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Voting Rights

     Each share of each class of a Fund is entitled to one vote. Shareholders of each Fund at the close of business on December 26, 2000 (the "Record Date") will be entitled to be present and to give voting instructions for the Funds at the Meeting and any adjournments thereof with respect to their shares owned as of the Record Date. As of the Record Date, the Funds had the following shares outstanding:

Fund                                         Shares Outstanding
-------------------------------------------  -------------------------------
ING Small Cap Growth Fund                    3,861,095.519
ING Mid Cap Growth Fund                      3,187,587.164
ING Large Cap Growth Fund                    6,884,028.944
ING Focus Fund                               4,919,823.193
ING Growth & Income Fund                     3,676,010.529
ING International Equity Fund                5,040,542.957
ING Global Brand Names Fund                  4,976,583.986
ING Emerging Markets Equity Fund             1,144,202.435
ING International Bond Fund                  2,818,892.504
ING Tax Efficient Equity Fund                4,982,212.611
ING Intermediate Bond Fund                   3,945,025.866
ING High Yield Bond Fund                     4,258,125.405
ING National Tax-Exempt Bond Fund            2,241,042.968
ING Global Information Technology Fund       9,027,708.089
ING Global Communications Fund               11,774,934.477
ING Internet Fund                            11,414,557.737
ING European Equity Fund                     2,919,898.054
ING Money Market Fund                        484,358,635.121

     One third of the outstanding shares of the Funds on the Record Date, represented in person or by proxy, must be present to constitute a quorum.

     If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve either or both of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one of the Proposals in this proxy statement prior to any adjournment if sufficient votes have been received with respect to a Proposal. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named in the enclosed proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of any Proposal that has not been adopted, will vote against any adjournments those proxies required to be voted against any Proposal that has not been adopted, and will not vote any proxies that direct them to abstain from voting on such Proposals.

     The Trust expects that, before the Meeting, broker-dealer firms holding shares of the Funds in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, the Trust understands that the broker-dealers that are members of the New York Stock Exchange may vote on the items to be considered at the Meeting on behalf of their customers and beneficial owners under rules of the New York Stock Exchange.

     If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or non-vote will be considered to be present at the Meeting for purposes of determining the existence of a quorum. However, abstentions and broker non-votes will be disregarded in determining the "votes cast" on an issue. For this reason, with respect to matters requiring the affirmative vote of a majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against such matters.

     To the knowledge of the Trust, as of December 26, 2000, no current Trustee of the Trust owned 1% or more of the outstanding shares of any Fund, and the officers and Trustees of the Trust owned, as a group, less than 1% of the shares of each Fund.

     As of December 26, 2000, ING America Insurance Holdings, Inc. ("ING") owns 71.79% of the outstanding voting securities of the ING Small Cap Growth Fund, 72.82% of the outstanding voting securities of the ING Mid Cap Growth Fund, 32.51% of the outstanding voting securities of the ING Large Cap Growth Fund, 50.18% of the outstanding voting securities of the ING Focus Fund, 44.00% of the outstanding voting securities of the ING Growth & Income Fund, 55.27% of the outstanding voting securities of the ING International Equity Fund, 44.21% of the outstanding voting securities of the ING Global Brand Names Fund, 87.40% of the outstanding voting securities of the ING Emerging Markets Equity Fund, 93.11% of the outstanding voting securities of the ING International Bond Fund, 50.51% of the outstanding voting securities of the ING Tax Efficient Equity Fund, 68.68% of the outstanding voting securities of the ING Intermediate Bond Fund, 66.84% of the outstanding voting securities of the ING High Yield Bond Fund, 94.00% of the outstanding voting securities of the ING National Tax-Exempt Bond Fund, 26.29% of the outstanding voting securities of the ING Global Information Technology Fund, and 87.25% of the outstanding voting securities of the ING European Equity Fund. ING therefore controls each of these Funds and ING intends to vote in favor of each proposal.

     Appendix A to this proxy statement lists the persons that, to the knowledge of the Trust, owned beneficially or of record 5% or more of the outstanding shares of any class of a Fund as of December 26, 2000.

    Expenses

     The Investment Manager or one of its affiliates will pay the expenses of the Funds in connection with this Notice and Proxy Statement and the Meeting, including the printing, mailing, solicitation and vote tabulation expenses, legal fees, and out of pocket expenses. The Funds will not bear the expenses of the Proxy Statement.

    Adviser, Sub-Advisers and Principal Underwriter

     The Investment Manager is a wholly-owned indirect subsidiary of ING Groep N.V. and is registered as an investment adviser with the Securities and Exchange Commission. The Investment Manager supervises all aspects of the Funds' operations and provides investment advisory services, including engaging sub-advisers and monitoring and evaluating the management of the assets of each Fund by its sub-adviser. The address of the Investment Manager is 7337 East Doubletree Ranch Road, Scottsdale Arizona 85258.

     The Investment Manager has engaged affiliated investment firms to act as
sub-advisers to each of the Funds, as indicated below.   Each sub-adviser has
full investment discretion to make all determinations with respect to the investment of their respective Funds assets and the purchase and sale of portfolio securities, and other investments. Each sub-adviser is a wholly owned subsidiary of the ING Groep, N.V. and is registered with the Securities and Exchange Commission.

FUND                                  SUB-ADVISER
------------------------------------- ----------------------------------------------
ING Small Cap Growth Fund*            ING Pilgrim Investments, Inc.
ING Mid Cap Growth Fund               Furman Selz Capital Management LLC
ING Large Cap Growth Fund             Baring Asset Management, Inc.
ING Focus Fund                        Furman Selz Capital Management LCC
ING Growth & Income Fund              ING Investment Management LLC
ING International Equity Fund         Baring Asset Management, Inc./Baring
                                      International Investment Limited/Baring Asset
                                      Management (Asia) Limited
ING Global Brand Names Fund           ING Investment Management Advisors B.V.
ING Emerging Markets Equity Fund      Baring Asset Management, Inc./Baring
                                      International Investment Limited/Baring Asset
                                      Management (Asia) Limited
ING International Bond Fund           Baring Asset Management, Inc./ Baring
                                      International Investment Limited/Baring Asset
                                      Management (Asia) Limited
ING European Equity Fund              ING Investment Management Advisors B.V.
ING Tax Efficient Equity Fund         Delta Asset Management

ING Intermediate Bond Fund            ING Investment Management LLC
ING High Yield Bond Fund              ING Investment Management LLC
ING National  Tax-Exempt Bond Fund    Furman Selz  Capital Management LLC
ING Global Information Technology Fun ING Investment Management Advisors B.V.
ING Global Communications Fund        ING Investment Management Advisors B.V.
ING Internet Fund                     ING Investment Management Advisors B.V.
ING Money Market Fund                 ING Investment Management LLC


* Prior to December 1, 2000, Furman Selz Capital Management LLC acted as sub-adviser to the ING Small Cap Growth Fund. Prior to October 31, 1999, Baring Asset Management, Inc. acted as sub-adviser to the ING Small Cap Growth Fund.

    Baring Asset Management Inc. ("BAMI") serves as sub-adviser to the ING
Large Cap Growth Fund and as co-sub-adviser, with Baring International Investment Limited ("BIIL") and Baring Asset Management (Asia) Limited ("BAW"), to the ING International Equity Fund, the ING Emerging Markets Equity Fund and the ING International Bond Fund. BAMI is located at 125 High Street, Boston, MA 02110. BIIL is located at 155 Bishopsgate, London, England EC2M 3XY. BAML is located at 19/F Edinburgh Tower, The Landmark, 15 Queens Road, Central, Hong Kong. BAMI, BIIL and BAML, each a wholly-owned subsidiary of Baring Asset Management Holdings Limited ("BAMHL").

     ING Investment Management LLC ("IIM") serves as sub-adviser to the ING Growth and Income Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund and ING Money Market Fund. IIM is located at 5780 Powers Ferry Road, N.W., Suite 300, Atlanta, GA 30327.

     ING Investment Management Advisors B.V. ("IIMA") serves as sub-adviser to the ING Global Brand Names Fund, the ING European Equity Fund, the ING Global Information Technology Fund, the ING Internet Fund, and the ING Global Communications Fund. IIMA is located at Schenkkade 65, 2595 AS The Hague, The Netherlands.

     Furman Selz Capital Management LLC ("FSCM") serves as sub-adviser to the ING Mid Cap Growth Fund, the ING Focus Fund and the ING National Tax-Exempt Bond Fund. FSCM is located at 230 Park Avenue, New York, NY 10169.

     Delta Asset Management ("Delta") is a division of FSCM. Delta, through FSCM serves as sub-adviser to the ING Tax Efficient Equity Fund. Delta is located at 333 South Grand Avenue, Los Angeles, CA 90071

     ING Pilgrim Investments, Inc. ("IPI") serves as sub-adviser to the ING Small Cap Growth Fund. IPI is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     The principal underwriter of the Funds' shares is ING Pilgrim Securities, Inc. (the "Distributor"), an affiliate of the Investment Manager. The address of the Distributor is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

Executive Officers of the Trust

     Officers of the Trust are elected by the Board and hold office until they resign, are removed or are otherwise disqualified to serve. The principal executive officers of the Trust, together with such person's position with the Trust and principal occupation for the last five years, are listed on Appendix B attached hereto.

Shareholder Proposals

     The Trust is not required to hold annual meetings of shareholders and currently does not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act. A shareholder proposal to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before the proxy statement for that meeting is mailed. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws.

     Prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.



                                    /s/ James M. Hennessy, Secretary

January 22, 2001

                                                                      APPENDIX A

     As of December 26, 2000, to the knowledge of management, no person owned beneficially or of record more than 5% of the outstanding shares of any class of the Funds, except as listed below. A Shareholder who owns 25% on more of the outstanding shares of a Fund may be deemed a control person of the Fund under federal securities law.


                                                                    PERCENT     PERCENT
                                                     TYPE OF       OWNERSHIP   OWNERSHIP
FUND                 NAME AND ADDRESS               OWNERSHIP       OF CLASS    OF FUND
---------  ------------------------------------  ----------------  ----------  ----------
ING        ING American Insurance Holdings Inc.   Record Holder        59.66%      50.18%
Focus      Investment Accounts
Fund       Attn: David Pendergrass
Class A    5780 Powers Ferry Rd NW
           Atlanta, GA 30327


ING        Carn & Co #02265101                    Record Holder        22.99%      19.34%
Focus      ING Savings Plan
Fund       Attn: Mutual Funds - Star
Class A    PO Box 96211
           Washington, DC 20090


ING        First Union Securities Inc FBO         Record Holder         7.41%       0.87%
Focus      Gary Oliver Trust, Acct #5946-6875
Fund       1004 Sand Hill Drive
Class B    St. Albans, WV 25177


ING        ING America Insurance Holdings Inc     Record Holder        77.53%      44.00%
Growth &   Investment Accounts
Income     Attn: David S Pendergrass
Fund       5780 Powers Ferry Rd NW
Class A    Atlanta, GA 30327



ING        State Street Bank & Trust Cust FBO    Beneficial Owner       7.61%       0.23%
Growth &   John M Murphy IRA
Income     871 Shawmut Ct NW
Fund       Grand Rapids, MI 49504
Class C


ING        State Street Bank & Trust Cust FBO    Beneficial Owner       8.09%       0.24%
Growth &   Robert R Wysocki IRA
Income     741 Sligh Blvd NE
Fund       Grand Rapids, MI 49505
Class C


ING        Dr Jonathon S Jahr &                   Record Holder        10.09%       0.30%
Growth &   Dr JamieLynn M Hanam-Jahr JTWROS
Income     4036 Crondall Dr
Fund       Sacramento, CA 95864
Class C


ING        ING America Insurance Holdings Inc     Record Holder        53.40%      32.51%
Large      Investment Accounts
Cap        Attn: David S Pendergrass
Growth     5780 Powers Ferry Rd NW
Fund       Atlanta, GA 30327
Class A


                                                                    PERCENT     PERCENT
                                                     TYPE OF       OWNERSHIP   OWNERSHIP
FUND                 NAME AND ADDRESS               OWNERSHIP       OF CLASS    OF FUND
---------  ------------------------------------  ----------------  ----------  ----------

ING        Carn & Co #02265101                    Record Holder        21.79%      13.26%
Large      ING Savings Plan
Cap        Attn: Mutual Funds - Star
Growth     PO Box 96211
Fund       Washington, DC 20090
Class A



ING        Tribal Government                      Record Holder        77.62%      17.26%
Large      Forest County Potawatomi Children
Cap        PO Box 340
Growth     Crandon, WI 54520
Fund
Class C


ING        Baring North America 401k Plan         Record Holder        60.40%       0.12%
Large      Attn: Melinda B Dee
Cap        125 High St, Ste 2700
Growth     Boston, MA 02110
Fund
Class I


ING        Baring North America Pension Plan      Record Holder        39.59%       0.08%
Large      Attn: Melinda B Dee
Cap        125 High St, Ste 2700
Growth     Boston, MA 02110
Fund
Class I


ING Mid    ING American Insurance Holdings Inc.   Record Holder        82.93%      72.82%
Cap        Investment Accounts
Growth     Attn: David Pendergrass
Fund       5780 Powers Ferry Rd NW
Class A    Atlanta, GA 30327



ING        ING American Insurance Holdings Inc.   Record Holder        84.80%      71.79%
Small      Investment Accounts
Cap        Attn: David Pendergrass
Growth     5780 Powers Ferry Rd NW
Fund       Atlanta, GA 30327
Class A



ING Tax    ING American Insurance Holdings Inc.   Record Holder        65.41%      50.51%
Efficient  Investment Accounts
Class A    Attn: David Pendergrass
           5780 Powers Ferry Rd NW
           Atlanta, GA 30327

ING Tax    Richard & Deloria Bradley              Record Holder        12.56%       0.60%
Efficient  Investment Copeland Rd
Class A    Buckatunna, MS

ING        ING American Insurance Holdings Inc.   Record Holder        92.74%      87.40%
Emerging   Investment Accounts
Markets    Attn: David Pendergrass
Equity     5780 Powers Ferry Rd NW
Fund       Atlanta, GA 30327
Class A



ING        Robert Baird & Co Inc FBO             Beneficial Owner       9.78%       0.43%
Emerging   Acct #6272-8958
Markets    777 East Wisconsin Avenue
Equity     Milwaukee, WI 53202
Fund
Class B


                                                                    PERCENT     PERCENT
                                                     TYPE OF       OWNERSHIP   OWNERSHIP
FUND                 NAME AND ADDRESS               OWNERSHIP       OF CLASS    OF FUND
---------  ------------------------------------  ----------------  ----------  ----------


ING        Robert Baird & Co Inc FBO             Beneficial Owner       5.61%       0.25%
Emerging   Acct #4208-3731
Markets    777 East Wisconsin Avenue
Equity     Milwaukee, WI 53202
Fund
Class B


ING        JB Oxford & Co FBO                     Record Holder        41.97%       1.84%
Emerging   Immo-Invest-Anstalt, Acct #12436330
Markets    9665 Wilshire Blvd, Ste 302
Equity     Beverly Hills, CA 90212
Fund
Class B


ING        James & Janet Norris JTWROS            Record Holder        10.31%       0.14%
Emerging   505 N 3rd Street
Markets    Red Oak, IA 51566
Equity
Fund
Class C

ING        First Clearing Corp FBO                Record Holder        43.70%       0.61%
Emerging   David Chisamore, Acct #4065-2847
Markets    4160 Suisun Vly, Ste E PMB 436
Equity     Suisun, Ca 94585
Fund
Class C


ING        Eric Tilenius                          Record Holder        19.03%       0.27%
Emerging   388 Beale St, Apt 808
Markets    San Francisco, Ca 94105
Equity
Fund
Class C

ING        Dennis & Judith Krumholz               Record Holder         7.05%       0.10%
Emerging   228 Cedar Ave
Markets    Morton, IL
Equity
Fund
Class C

ING        ING America Insurance Holdings Inc     Record Holder        93.57%      87.25%
European   Investment Accounts
Equity     Attn: David S Pendergrass
Fund       5780 Powers Ferry Rd NW
Class A    Atlanta, GA 30327



ING        Janet Klipstein                        Record Holder        12.43%       0.06%
European   201 Countryview Dr
Equity     Youngsville, LA
Fund
Class C

ING        First Clearing Corp FBO                Record Holder        10.99%       0.06%
European   Stanley & Mary Rose Trust
Equity     Acct# 7025-7775
Fund       3425 Cabrito Dr
Class C    El Dorado Hills, CA 95762



ING        ING America Insurance Holdings Inc     Record Holder        72.37%      44.21%
Global     Investment Accounts
Brand      Attn: David S Pendergrass
Names      5780 Powers Ferry Rd NW
Fund       Atlanta, GA 30327
Class A



ING        Tribal Government                      Record Holder        91.63%      22.72%
Global     Forest County Potawatomi Children
Brand      PO Box 340
Names      Crandon, WI 54520
Fund
Class C

                                                                    PERCENT     PERCENT
                                                     TYPE OF       OWNERSHIP   OWNERSHIP
FUND                 NAME AND ADDRESS               OWNERSHIP       OF CLASS    OF FUND
---------  ------------------------------------  ----------------  ----------  ----------
ING        ING America Insurance Holdings Inc     Record Holder        24.19%      13.10%
Global     Investment Accounts
Communica- Attn: David S Pendergrass
tions      5780 Powers Ferry Rd NW
Fund       Atlanta, GA 30327
Class A



ING        ING American Insurance Holdings Inc.   Record Holder        42.71%      26.29%
Global     Investment Accounts
Informati- Attn: David Pendergrass
on         5780 Powers Ferry Rd NW
Technology Atlanta, GA 30327
Fund
Class A



ING        Carn & Co #02265101                    Record Holder         5.58%       3.43%
Global     ING Savings Plan
Informati- Attn: Mutual Funds - Star
on         PO Box 96211
Technology Washington, DC 20090
Fund
Class A



ING        ING America Insurance Holdings Inc     Record Holder        61.08%      55.27%
Internati- Investment Accounts
onal       Attn: David S Pendergrass
Equity     5780 Powers Ferry Rd NW
Fund       Atlanta, GA 30327
Class A



ING        Carn & Co #02265101                    Record Holder        18.46%      16.71%
Internati- ING Savings Plan
onal       Attn: Mutual Funds - Star
Equity     PO Box 96211
Fund       Washington, DC 20090
Class A



ING        Strawser Inc 401K Savings &            Record Holder        19.76%       0.79%
Internati- Retirement Plan
onal       1595 Frank Rd
Equity     Columbus, OH 43223
Fund
Class C


ING        Baring North America 401k Plan         Record Holder        68.72%       0.02%
Internati- Attn: Melinda B Dee
onal       125 High St, Ste 2700
Equity     Boston, MA 02110
Fund
Class I


ING        Baring North America Pension Plan      Record Holder        31.28%       0.01%
Internati- Attn: Melinda B Dee
onal       125 High St, Ste 2700
Equity     Boston, MA 02110
Fund
Class I


ING High   ING America Insurance Holdings Inc     Record Holder        79.86%      66.84%
Yield      Investment Accounts
Fund       Attn: David S Pendergrass
Class A    5780 Powers Ferry Rd NW
           Atlanta, GA 30327


ING High   Margaret Engstrom Ttee                 Record Holder         7.42%       0.89%
Yield      Frederick Engstrom Rev Liv Trust
Fund       170 Brentwood Dr
Class B    Dearborn, MI 48124

                                                                    PERCENT     PERCENT
                                                     TYPE OF       OWNERSHIP   OWNERSHIP
FUND                 NAME AND ADDRESS               OWNERSHIP       OF CLASS    OF FUND
---------  ------------------------------------  ----------------  ----------  ----------
ING High   First Trust Corp Ttee FBO             Beneficial Owner       5.46%       0.23%
Yield      Natasha Bennett
Fund       PO Box 173301
Class C    Denver, CO 80217


ING High   State Street Bank & Trust Cust FBO    Beneficial Owner       8.21%       0.35%
Yield      Robert R Wysocki IRA
Fund       741 Sligh Blvd NE
Class C    Grand Rapids, MI 49505


ING High   First Clearing Corp Ttee FBO          Beneficial Owner       8.38%       0.36%
Yield      Acct# 2015-7598
Fund       454 Gaviota
Class C    Newport Beach, CA 92660


ING High   First Clearing Corp FBO               Beneficial Owner       7.26%       0.31%
Yield      Kenneth Evory, Acct# 2685-2979
Fund       1017 Stratford Dr
Class C    Encinitas, CA 92024


ING        ING America Insurance Holdings Inc     Record Holder        86.46%      68.68%
Intermedi- Investment Accounts
ate Bond   Attn: David S Pendergrass
Fund       5780 Powers Ferry Rd NW
Class A    Atlanta, GA 30327



ING        State Street Bank & Trust Cust FBO    Beneficial Owner       5.00%       0.31%
Intermedi- James C Sheron IRA
ate Bond   739 Gilead Church Rd
Fund       Glendale, KY 42740
Class B


ING        Raymond James & Assoc FBO             Beneficial Owner       7.53%       0.47%
Intermedi- Michael & Deborah Spaulding JTWROS
ate Bond   401 Park Meadow Court
Fund       Beech Grove, IN 46107
Class B


ING        Tribal Government                      Record Holder         9.64%       1.39%
Intermedi- Forest County Potawatomi
ate Bond   PO Box 340
Fund       Crandon, WI 54520
Class C


ING        Tribal Government                      Record Holder        79.75%      11.47%
Intermedi- Forest County Potawatomi Children
ate Bond   PO Box 340
Fund       Crandon, WI 54520
Class C


ING        ING America Insurance Holdings Inc     Record Holder        97.35%      93.11%
Internati- Investment Accounts
onal       Attn: David S Pendergrass
Bond Fund  5780 Powers Ferry Rd NW
Class A    Atlanta, GA 30327


ING        State Street Bank & Trust Cust FBO    Beneficial Owner       6.77%       0.28%
Internati- Gurbakhsh Kapur IRA
onal       18982 Harrison Ave
Bond Fund  Livonia, MI 48152
Class B

                                                                    PERCENT     PERCENT
                                                     TYPE OF       OWNERSHIP   OWNERSHIP
FUND                 NAME AND ADDRESS               OWNERSHIP       OF CLASS    OF FUND
---------  ------------------------------------  ----------------  ----------  ----------
ING        State Street Bank & Trust Cust FBO    Beneficial Owner       9.09%       0.38%
Internati  Sonja Wayman
onal       5305 Gallatin Pl
Bond Fund  Boulder, CO 80303
Class B


ING        Southwest Securities Inc FBO          Beneficial Owner       5.59%       0.23%
Internati  James F Berschback
onal       PO Box 509002
Bond Fund  Dallas, TX 75250
Class B


ING        Bear Stearns Securities Corp FBO      Beneficial Owner       6.71%       0.28%
Internati  Acct #981-96255-19
onal       1 Metrotech Center North
Bond Fund  Brooklyn, NY 11201
Class B


ING        Jane F Hahn                            Record Holder        25.98%       0.05%
Internati  577 W 5th Avenue
onal       Roselle, NJ 07203
Bond Fund
Class C

ING        Laurelle C Muehling                    Record Holder        48.03%       0.09%
Internati  25 Ione Dr, unit B
onal       South Elgin, 60177
Bond Fund
Class C

ING        State Street Bank & Trust Cust FBO    Beneficial Owner       6.66%       0.01%
Internati  Norris L Flowers IRA
onal       8815 N Anita Ave
Bond Fund  Kansas City, MO 64154
Class C


ING        Christopher M Everett Trust            Record Holder        14.22%       0.03%
Internati  4472 Hosner Road
onal       Oxford, MI 48370
Bond Fund
Class C

ING        Legg Mason Wood Walker Inc. FBO       Beneficial Owner       5.39%       0.04%
Money      Acct# 413-70459-12
Market     PO Box 1476
Fund       Baltimore, MD 21203
Class B


ING        Legg Mason Wood Walker Inc. FBO       Beneficial Owner       5.39%       0.04%
Money      Acct# 413-05721-10
Market     PO Box 1476
Fund       Baltimore, MD 21203
Class B


ING        Legg Mason Wood Walker Inc. FBO       Beneficial Owner       5.01%       0.03%
Money      Acct# 413-71315-14
Market     PO Box 1476
Fund       Baltimore, MD 21203
Class B


ING        Legg Mason Wood Walker Inc. FBO       Beneficial Owner       5.01%       0.03%
Money      Acct# 413-70943-16
Market     PO Box 1476
Fund       Baltimore, MD 21203
Class B


ING        Robert Baird & Co Inc FBO             Beneficial Owner       5.19%       0.03%
Money      Acct #8246-5862
Market     777 East Wisconsin Avenue
Fund       Milwaukee, WI 53202
Class B


                                                                    PERCENT     PERCENT
                                                     TYPE OF       OWNERSHIP   OWNERSHIP
FUND                 NAME AND ADDRESS               OWNERSHIP       OF CLASS    OF FUND
---------  ------------------------------------  ----------------  ----------  ----------
ING        First Clearing Corp FBO               Beneficial Owner       6.32%       0.04%
Money      James Godwin, Acct# 3216-9858
Market     10 Dunham Ln
Fund       Houston, TX 77024
Class B


ING        Pineview Mobile Home 401k Plan         Record Holder        18.33%       0.09%
Money      Employees of Pineview Mobile Homes
Market     PO Box 319
Fund       Waterville, ME 04903
Class C


ING        Strawser Inc 401K Savings &            Record Holder         6.82%       0.03%
Money      Retirement Plan
Market     1595 Frank Rd
Fund       Columbus, OH 43223
Class C


ING        First Clearing Corp Cust FBO          Beneficial Owner      13.13%       0.06%
Money      Acct# 1896-7598
Market     39 Greenwood Bay Dr
Fund       Tiburon, CA 94920
Class C


ING        Louis Bluver                           Record Holder         8.91%       0.04%
Money      1901 Walnut St, Suite 19A
Market     Thr Rittenhouse Plaza
Fund       Philadelphia, PA 19103
Class C


ING        Alexander David Begin                  Record Holder         8.91%       0.04%
Money      4055 Willoway Pl
Market     Bloomfield Hills, MI 48302
Fund
Class C

ING        Diane Gail Begin                       Record Holder         8.91%       0.04%
Money      4055 Willoway Pl
Market     Bloomfield Hills, MI 48302
Fund
Class C

ING        Alan Paul & Judi Sari Rosefielde       Record Holder         6.69%       0.03%
Money      2135 Lake Ave
Market     Miami, FL 33140
Fund
Class C

ING        ING Investment Management FBO         Beneficial Owner     100.00%       2.19%
Money      Commercial Mortgage Escrow Funds
Market     Attn: Matt Pearce
Fund       5780 Powers Ferry Rd NW, Ste 300
Class I    Atlanta, GA 30327



ING        ING America Insurance Holdings Inc     Record Holder        97.28%      94.00%
National   Investment Accounts
Tax        Attn: David S Pendergrass
Exempt     5780 Powers Ferry Rd NW
Bond Fund  Atlanta, GA 30327
Class A



ING        Ron & Kim Vansessen Ten Comm           Record Holder         5.72%       0.11%
National   2402 Old Oak Dr
Tax        Valparaiso, IN 46385
Exempt
Bond Fund
Class C

                                                                    PERCENT     PERCENT
                                                     TYPE OF       OWNERSHIP   OWNERSHIP
FUND                 NAME AND ADDRESS               OWNERSHIP       OF CLASS    OF FUND
---------  ------------------------------------  ----------------  ----------  ----------
ING        First Clearing Corp FBO               Beneficial Owner       9.32%       0.30%
National   Jessie Lee Cain, Acct# 1900-0625
Tax        107 Willowend Dr
Exempt     Houston, TX 77024
Bond Fund
Class C


ING        Edwin & Regina Broderick               Record Holder        46.51%       0.90%
National   1936 Chippewa Dr
Tax        Wheaton, IL 60187
Exempt
Bond Fund
Class C

ING        J Michael & Carmen Grimley             Record Holder        17.29%       0.33%
National   2548 Royal Palm Way
Tax        Weston, FL 33327
Exempt
Bond Fund
Class C

                                                                      APPENDIX B

     The following persons currently are principal executive officers of the Trust. The mailing address of each officer is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.


Robert W. Stallings (Age 51), Chief Executive Officer and President of the
-------------------
Trust. Director or Trustee of each of the Pilgrim Funds, and Chief Executive Officer and President of each of the ING Funds. Formerly Chairman, Chief Executive Officer and President of ING Pilgrim Group, Inc. ("ING Pilgrim Group") (December 1994 - December 2000); Chairman, Chief Executive Officer and President of ING Lexington Management Corporation and Lexington Funds Distributor, Inc. (July 2000 - December 2000); President and Chief Investment Officer, ING Pilgrim Investments, Inc. ("ING Pilgrim Investments") (August 2000 - December 2000); Chairman, ING Pilgrim Securities, Inc. ("ING Pilgrim Securities") (December 1994
- December 2000); and Chairman, President and Chief Executive Officer of ING Pilgrim Capital Corporation, (formerly, Express America Holdings Corporation) ("ING Pilgrim Capital")(August 1991 - December 2000).

James M. Hennessy (Age 51), Senior Executive Vice President, Chief Operating
-----------------
Officer and Secretary of the Trust. Senior Executive Vice President and Chief Operating Officer (since June 2000) and Secretary (since April 1995), of ING Pilgrim Capital, ING Pilgrim Group, ING Pilgrim Securities and ING Pilgrim Investments. Senior Executive Vice President and Secretary of each of the ING Funds and Pilgrim Funds. Formerly, Executive Vice President, ING Pilgrim Capital and its affiliates (May 1998 - June 2000); and Senior Vice President, Pilgrim Capital and its affiliates (April 1995 - April 1998).

Stanley D. Vyner (Age 50), Executive Vice President of the Trust.  Executive
----------------
Vice President of most of the Pilgrim Funds and each of the ING Funds.
Formerly, President and Chief Executive Officer Pilgrim Investments (August 1996
- August 2000).

Mary Lisanti (Age 44), Executive Vice President of the Trust.  Executive Vice
------------
President of most of the Pilgrim Funds and each of the ING Funds. Formerly Portfolio Manager, Strong Capital Management; and Managing Director and Head of Small- and Mid-Capitalization Equity Strategies at Bankers Trust Corp. (1993 -
1996).

Michael J. Roland (Age 42), Senior Vice President and Chief Financial Officer of
-----------------
the Trust. Senior Vice President and Chief Financial Officer, Pilgrim Group, Pilgrim Investments and Pilgrim Securities (since June 1998); Senior Vice President and Principal Financial Officer of each of the Pilgrim Funds; and Senior Vice President of each of the ING Funds. He served in same capacity from January, 1995 - April, 1997. Formerly, Chief Financial Officer of Endeavor Group (April 1997 to June 1998).

Robert S. Naka (Age 37), Senior Vice President and Assistant Secretary of the
--------------
Trust. Senior Vice President, ING Pilgrim Investments (since November 1999) and ING Pilgrim Group (since August 1999). Senior Vice President and Assistant Secretary of each of the Pilgrim Funds and each of the ING Funds. Formerly Vice President, ING Pilgrim Investments (April 1997 - October 1999), ING Pilgrim Group (February 1997 - August 1999). Formerly Assistant Vice President, ING Pilgrim Group (August 1995 - February 1997).

Robyn L. Ichilov (Age 33), Vice President of the Trust.  Vice President (since
----------------
August 1997), Accounting Manager (since November 1995), ING Pilgrim Investments. Vice President and Treasurer of most of the Pilgrim Funds and Vice President of each of the ING Funds.

                                     PROXY
                                     -----

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby instructs Robert W. Stallings and James M. Hennessy (Proxies) to vote the shares held by him at the Special Meeting of Shareholders of ING Funds Trust (the "Meeting") to be held at 1:00 p.m., local time, on February 22, 2001 at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, and in the Proxies' discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please vote, sign and date this voting instruction and return it in the enclosed envelope.

These voting instructions will be voted as specified. IF NO SPECIFICATION IS MADE, THIS VOTING INSTRUCTION WILL BE VOTED FOR ALL PROPOSALS.

IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR BALLOT AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

Please indicate your vote by an "X" in the appropriate box below.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSALS.

                                                     Against                 For all
                              For All                  All                   Except             Abstain
1.  To elect [] Trustees.       [ ]                   [  ]                    [ ]                 [ ]

   Nominees:               Paul S. Doherty          Alan L. Gosule       Walter H. May
                           Thomas J. McInerney      Jock Patton          David W.C. Putman
                           Blaine E. Rieke          John G. Turner       Richard A. Wedemeyer

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND STRIKE THROUGH THAT NOMINEE'S NAME.


                                                    For             Against         Abstain
2.  To ratify the appointment of Ernst &            [ ]               [ ]            [ ]
    Young LLP as independent auditors for the
    fiscal year ending October 31, 2001.
                                                    For             Against         Abstain
3.  To transact such other business as may          [ ]               [ ]            [ ]
 properly come before the Meeting of
 Shareholders or any adjournments thereof.

This proxy must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.

-----------------------                        -------------------------
Signature                                      Date


-----------------------                        -------------------------
Signature  (if held jointly)                   Date



                                       2